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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 15, 2002

                         FIRSTCITY FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                           033-19694                               76-0243729
(STATE OF INCORPORATION)              (COMMISSION FILE NO.)              (IRS EMPLOYER IDENTIFICATION NO.)

                               6400 IMPERIAL DRIVE
                                WACO, TEXAS 76712
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (254) 751-1750





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         - Press Release of March 15, 2002 (attached as exhibit 99.1)


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     -        Press Release dated May 15, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRSTCITY FINANCIAL CORPORATION


Date: May 15, 2002                      By:  /s/ J. Bryan Baker
                                           -------------------------------------
                                             J. Bryan Baker
                                             Senior Vice President and
                                             Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
99.1         -          Press Release dated May 15, 2002.